MAXIM SERIES FUND, INC.

Maxim Putnam High Yield Bond Portfolio

(the “Portfolio”)

Supplement dated June 21, 2011 to the Prospectus for the

Maxim Putnam High Yield Bond Portfolio, dated May 1, 2011

Effective immediately, the following changes are made to the Prospectus:

The “Principal Investment Strategies” on pages 1-2 of the Prospectus are modified by deleting the disclosure and replacing it with the following:

“The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets in high yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuer’s option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor’s or below Baa by Moody’s Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.”

The description of “Liquidity Risk” on pages 2 and 8 of the Prospectus is modified by deleting the disclosure and replacing it with the following:

“The fixed income securities and bank loans in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.”

The “Principal Investment Strategies” on page 6 of the Prospectus are modified by deleting the disclosure and replacing with the following:

“The Portfolio will, under normal circumstances, invest a minimum of 80% of its net assets in yield-high risk (i.e., “junk” or rated below investment grade) corporate fixed income securities (fixed or floating rate securities), which may include zero-coupon bonds, convertible securities, preferred stock, pay-in-kind bonds as well as “toggle bonds” (issuers option to pay in kind) and Rule 144A fixed income securities that are subject to resale restrictions. Up to 20% of the total assets of the Portfolio may be invested in non-corporate fixed income securities and equity securities, including convertible preferred stock, common stock, and warrants.

High yield bonds are fixed income securities that are rated below investment grade (for example, rated below BBB by Standard & Poor’s or below Baa by Moody’s Investors Service) or have an equivalent rating by a nationally recognized statistical rating organization. Fixed income securities that are not rated by a nationally recognized statistical rating organization may also be high yield bonds. No more than 35% of the Portfolio’s total assets may be invested in securities rated below B3/B- by all nationally recognized rating agencies (currently Moody’s Investor Services, Standard & Poor’s, and Fitch Ratings) who rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Portfolio may invest in bank loans (term and revolving loans), invest in foreign securities, make forward commitments and may lend Portfolio securities. The Portfolio may invest up to 20% of its total assets in securities not denominated in U.S. dollars. The Portfolio may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; credit default swaps and credit default swap indices; and interest rate or currency swaps. The Portfolio may use derivatives for any of the following purposes: as a substitute for buying and selling securities; to hedge against the economic impact of adverse changes in the market value of its portfolio securities due to changes in stock market prices, currency exchange rates or interest rates; or to enhance the Portfolio’s return as a non-hedging strategy that may be considered speculative. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

The Portfolio may invest up to 15% of its total assets in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is limited by law.

Typically, the composition of cash and money market instruments does not exceed 20% of the total assets of the Portfolio. It is expected, however, that the Sub-Adviser will make active use of short-term reserves when deemed appropriate. Except for obligations issued or guaranteed by the US. Government or its agencies or instrumentalities, no more than 5% of the total assets of the Portfolio will be invested in the assets of any one issuer. No more than 25% of the total assets of the Portfolio will be invested in any one industry, as defined by the Sub-Adviser.”

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus dated May 1, 2011.

Please keep this Supplement for future reference.

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